Exhibit 3.1

                                   BYLAWS OF

                         COMPETITIVE TECHNOLOGIES. INC.
                         ------------------------------

                     As Amended Effective December 2, 2010

                                   ARTICLE I
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                            MEETING OF STOCKHOLDERS
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     SECTION  1.01.  Annual Meetings. The annual meeting of stockholders for the
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election  of  Directors  and  for the transaction of such other proper business, notice of which is given in the notice of the meeting, shall be held on such date and at such time and place, within or without the State of Delaware, as shall be designated by the Board of Directors and set forth in the notice of such meeting. Annual meetings shall be held within thirteen months subsequent to the date of the last annual meeting of stockholders.

     SECTION 1.02. Special Meetings. Special meetings of the stockholders may be
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called  at  any  time  by the Chairman of the Board of Directors or by the Chief
Executive Officer of the Corporation or by the Board of Directors. If requested in writing by the holders of not less than 25% of the aggregate of the Corporation's then outstanding capital stock specifying the purpose or purposes of the meeting and delivered to the Chairman of the Board, the Chief Executive Officer or the Secretary, special meetings of stockholders shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary. Only such business as is specified in the notice of any special meeting of the stockholders shall come before a special meeting. If a special meeting is properly called by the stockholders, the Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) and not more than one hundred twenty (120) days after the date of receipt of the request. For a special meeting to be properly called by the stockholders, the request in writing for such special meeting shall be adequate as provided in Section 1.08 below. Special meetings shall be held at such place within or without the State of Delaware and at such hour as may be designated in the notice of such meeting and the business transacted shall be confined to the object stated in the notice of the meeting.

     SECTION 1.03.  Notice of Stockholders' Meetings. The notice of all meetings
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of  stockholders shall be in writing and shall state the place, date and hour of the meeting. The notice of an annual meeting shall state that the meeting is called for the election of the Directors to be elected at such meeting and for the transaction of such other business as is stated in the notice of the meeting. The notice of a special meeting shall state the purpose or purposes for which the meeting is called and shall also indicate that it is being issued by or at the direction of the person or persons calling the meeting.

     A copy of the notice of each meeting of stockholders shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting at his or her record address or at such other address as he may have furnished by request in writing to the Secretary of the Corporation. If a meeting is adjourned to another time or place, and, if any announcement of the adjourned time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the adjournment is for more than thirty days or the Directors, after adjournment, fix a new record date for the adjourned meeting.

     Notice of a meeting need not be given to any stockholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of a stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice of the meeting.

     SECTION  1.04.  Quorum  at  Stockholders'  Meetings:  Vote Required. At any
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meeting  of the stockholders the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum. If there shall be less than a quorum at any meeting of the stockholders a majority of those present in person or by proxy may adjourn the meeting.

     Directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election. Whenever any corporate action, other than the election of Directors, is to be taken by vote of the stockholders, it shall, except as otherwise required by the General Corporation Law, be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

     SECTION  1.05.  Organization.  The Chairman of the Board, if there shall be
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an  incumbent  Chairman of the Board, or, otherwise the person designated by the
Board of Directors (or, in the absence of such designation, the highest ranking officer of the Corporation who is present at the meeting) shall call to order meetings of stockholders and shall act as chairman of such meetings. The Secretary of the Corporation shall act as secretary of meetings of stockholders. If the Secretary of the Corporation is absent from the meeting, the secretary of the meeting shall be such person as the chairman of the meeting shall appoint.

     SECTION  1.06.  Conduct  of  Business.  The  chairman  of  any  meeting  of
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stockholders  shall  determine  the  order  of business and the procedures to be followed at the meeting, including regulation of the manner of voting and of the conduct of discussion. The chairman or secretary of the meeting shall announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

     SECTION  1.07.  Inspectors  at  Stockholders'  Meetings.  The  Board  of
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Directors,  in  advance  of  any  stockholders  meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at the stockholders' meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.

     The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of the vote as certified by them.

     SECTION  1.08.   Proper  Business;  Stockholder  Proposals;  Notice
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Requirements; Nomination of Directors for Election.  At an annual meeting of the
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stockholders,  only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before the meeting, business must be (i) specified in the notice of the meeting given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation who gives timely and adequate written notice to the Secretary of the Corporation of such business such stockholder intends to bring before the meeting, was a stockholder of record at the time such stockholder gives such notice and who is entitled to vote at the meeting.

     To be timely, such notice must be received by the Secretary not earlier than one hundred fifty (150) and not later than ninety (90) days before the first anniversary of the annual meeting in the preceding year.

     To be adequate, such notice shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting which business shall be a proper matter for stockholder action under the Delaware General Corporation Law,
(ii) the reasons for conducting such business at the meeting, (iii) any material interest in such business of the stockholder of record and the beneficial owners, if any, on whose behalf the proposal is made, (iv) the name and address of the stockholder of record and such beneficial stockholders, if any, (v) the class and number of shares owned by the stockholder of record and such beneficial owners, (vi) a representation by such stockholder of record that such stockholder intends to appear at the meeting in person or by proxy to bring the business before the meeting, and (vii) if such business includes a proposal to amend the Certificate of corporation or the By-Laws of the Corporation, the language of the proposed amendment.

     Where the business proposed is the nomination for election or re-election of a Director or Directors at an annual or special meeting, a notice of proposed business intended to be brought before an annual meeting or a request in writing for a special meeting by holders of the proper amount of the Corporation's capital stock, shall, in order to be adequate, set forth as to each person whom the stockholder or stockholders propose to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupations or employments of the person currently and for the prior five years, (iii) a description of all arrangements or understandings between or among the person or persons proposed as a nominee and the proposing stockholder or stockholders and any other persons including their names, and (iv) a statement signed by the person that such person consents to being named as a nominee, and, if elected, the person intends to serve as a Director.

     The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of the proposed nominee to serve as a Director of the Corporation. Information concerning the proposed nominee need not be included in the proxy statement furnished to stockholders by the Corporation in connection with an annual meeting and nothing in this Section is intended to govern or shall be deemed to affect any rights of stockholders or the Corporation to request or deny inclusion of proposals in a proxy statement issued by the Corporation pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of any class or series of capital stock pursuant to the terms of such capital stock or pursuant to the terms of any contract to which the Corporation shall be a party.

     SECTION  1.09.  Proxies  and  Voting.  At any meeting of stockholders, each
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stockholder  entitled  to vote may vote in person or by proxy.  Each stockholder shall have one vote for each share of capital stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided in these By-Laws or as otherwise required by law. All voting by stockholders, except on the election of Directors and except as otherwise required by law, may be by voice vote; provided, however, that upon demand therefor by a stockholder (or by his or her proxy) entitled to vote, a stock vote shall be taken. Each stock vote shall be taken by written ballots, each of which shall state the name of the stockholder (or proxy) voting. Each vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. Elections of Directors shall be determined by a plurality of the votes cast; except as otherwise required by law, all other matters shall be determined by a majority of votes cast.

     SECTION  1.10.  Adjournment.  Any  meeting  of  stockholders,  annual  or
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special,  may  be  adjourned from time to time to reconvene at the same place or another place. Notice need not be given of any such adjourned meeting if the date, time, and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days or if a new record date is fixed for the adjourned meeting, written notice of the date, time, and place of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

                                   ARTICLE II
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                                   DIRECTORS
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     SECTION 2.01.  Qualifications and Number; Vacancies. A Director need not be
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a  stockholder,  a  citizen  of the United States, or a resident of the State of
Delaware. The number of Directors constituting the entire Board is hereby fixed at four (4) Directors of which group up to one (1) Director may be an officer or employee of the Company.

     The Directors shall be chosen from among the four (4) nominees receiving the greatest plurality of votes from stockholders at the annual meeting of stockholders.

     The number of Directors may be increased or decreased by amendment of these by-laws duly adopted by either the stockholders or by resolution of the Board of Directors adopted by the same vote that is necessary under Article VII hereof to amend these bylaws, provided that the number of Directors constituting the entire Board shall not be less than three. No decrease shall shorten the term of any incumbent Director. Any Director may be removed for cause by the vote of stockholders holding 50% or more of the issued and outstanding common stock of the Company.

Vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director.

     SECTION  2.02.  Term. Each director shall hold office until the next annual
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meeting  of  stockholders  and  until  his or her successor has been elected and qualified, or until the Director shall sooner resign, retire, become deceased or be removed by the stockholders. Any Director may resign at any time by submitting an electronic transmission or by delivering a written notice of resignation, signed by such Director to the Chairman, the Chief Executive Officer or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

     SECTION  2.03. Place and Time of Meetings of the Board. Regular and special
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meetings  of the Board shall be held at such places (within or without the State of Delaware) and at such times as may be fixed by the Board or upon call of the Chief Executive Officer of the Corporation (or of the executive committee if constituted) or of any two Directors, provided that the Board of Directors shall hold at least four meetings a year.

     SECTION  2.04.  Quorum and Manner of Acting. A majority of the entire Board
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of  Directors  shall constitute a quorum for the transaction of business, but if there shall be less than a quorum at any meeting of the Board, a majority of those present (or if only one be present, then that one) may adjourn the meeting from time to time and the meeting may be held as adjourned without further notice. At all meetings of Directors, a quorum being present, all matters shall be decided by the vote of a majority of the Directors present at the time of the vote.

     SECTION 2.05.  Chairman of the Board.  The Directors may elect one of their
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members  to be Chairman of the Board of Directors.  The Chairman of the Board of
Directors shall be subject to the control of, and may be removed with or without cause by, the Board of Directors. The Chairman of the Board of Directors shall perform such duties as may from time to time be assigned to him or her by the Board of Directors.

     SECTION  2.06.  Remuneration of Directors. In addition to reimbursement for
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his  or  her  reasonable expenses incurred in attending meetings or otherwise in connection with his or her attention to the affairs of the Corporation, each Director as such, and as a member of any committee of the Board, shall be entitled to receive such remuneration as may be fixed from time to time by the Board.

     SECTION  2.07.  Notice  of  Meetings  of the Board. Regular meetings of the
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Board  may  be  held  without  notice if the time and place of such meetings are fixed by the Board. All regular meetings of the Board, the time and place of which have not been fixed by the Board, and all special meetings of the Board shall be held upon twenty-four hours' notice to the Directors given by letter or confirmed facsimile email or other electronic means. No notice need specify the purpose of the meeting. Any requirement of notice shall be effectively waived by any Director who signs a waiver of notice before or after the meeting or who attends the meeting without protesting (prior thereto or at its commencement) the lack of notice to him. Meetings of the Board of Directors may be held without notice immediately after annual meetings of stockholders.

     SECTION  2.08.  Executive  Committee  and  Other  Committees.  The Board of
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Directors,  by  resolution  adopted  by  a  majority  of  the  entire Board, may designate from among its members an Executive Committee and other committees to serve at the pleasure of the Board. Each committee shall consist of three or more Directors. If constituted during the intervals between the meetings of the Board, the Executive Committee shall have all of the authority of the Board of Directors. Each other committee shall be empowered to perform such functions as may, by resolution, be delegated to it by the Board.

     The Board of Directors may designate one or more Directors as alternate members of any such committee, who may replace any absent member or members at any meetings of such committee. Vacancies in any committee, whether caused by resignation or by increase in the number of members constituting said committee, shall be filled by a majority of the entire Board of Directors. The Executive Committee (if constituted) may fix its own quorum. In the absence or disqualification of any member of any such committee, the member or members thereof present at any meeting and not disqualified from voting whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     SECTION 2.09.  Action Without Meeting.  Any action required or permitted to
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be  taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Such written consent may be executed in any number of counterparts each of which when so executed and delivered shall be deemed to be an original without the production of any other counterpart. Any signature delivered by facsimile or other electronic means shall be deemed an original signature thereto.

     SECTION  2.10.  Telephonic  Meetings.  Nothing  contained  in these By-Laws
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shall  be  deemed to restrict the power of members of the Board of Directors, or of any committee of the Board of Directors to participate in meetings of the Board of Directors (or of such committees) by means of conference telephone or other communications equipment by means of which all persons participating in such meeting can hear each other.

     SECTION  2.11.  Removal of a Director.  Any director of the Corporation may
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be  removed  by  a  vote  or  consent  of  a majority of the Stockholders of the
Company. Any director of the Corporation may also be removed by a vote of a majority of the Board of Directors in the event such Director has violated his or her fiduciary duties to the Corporation or has violated the Corporate Code of Conduct as then in effect.

                                  ARTICLE III
                                  -----------
                                    OFFICERS
                                    --------

     SECTION  3.01.  Officers. The Board of Directors, at its first meeting held
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after  the annual meeting of stockholders in each year shall elect a Chairman of the Board, a President, one or more Vice Presidents, a Chief Financial Officer, and a Secretary and may, in its discretion, also appoint from time to time such other officers or agents as it may deem proper. The Chairman of the Board shall be elected from among the members of the Board of Directors. The Board shall consider the recommendations of the Chief Executive Officer of the Corporation for any such positions, but shall not be bound by such recommendations.

Any  two  or  more  offices  may  be  held  by  the  same  person.

Unless otherwise provided in the resolution of election or appointment or in the employment agreement with an officer, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor has been elected and qualified; provided, however, that the Board of Directors may, unless otherwise provided in such resolution or agreement, remove any officer for cause or without cause at any time.

     SECTION  3.02.  Chairman  of  the  Board.  The  Chairman shall, if present,
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preside at all meetings of the stockholders and Board of Directors. The Chairman shall act as lead director and serve as principal interface between the Board of Directors and management of the Corporation and shall work with the Chief Executive Officer to develop agendas for all meetings of the Board of Directors. He shall also consult with and recommend to the Nominating and Corporate Governance Committee, the membership of the various committees of the Board of Directors. The Chairman shall have the right to attend committee meetings of the Board of Directors whenever appropriate. The Chairman shall also do and perform any and all other acts and duties which may be assigned to him from time to time by the Board of Directors.

     SECTION  3.03.  Chairman  of  Executive  Committee.  The  Chairman  of  the
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Executive  Committee shall, if present, preside at all meetings of the Executive
Committee (if constituted) and shall do and perform all other acts and duties which may be assigned to him from time to time by the Board of Directors.

     SECTION  3.04.  President.  In  the absence of the Chairman of the Board or
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his  or her inability to act, the President shall preside at all meetings of the stockholders and of the Board of Directors. The President shall do and perform all other acts and duties which may be assigned to him from time to time by the Board of Directors or the Chairman of the Board.

     SECTION  3.05.  The  Chief  Financial Officer.  The Chief Financial Officer
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shall  be  responsible  for  the  financial affairs of the Corporation as may be delegated  to  the  Chief  Financial  Officer  by  the  Chief  Executive

Officer and, if the Chief Financial Officer shall be absent or unable to act, the Board of Directors shall promptly elect a permanent or temporary Chief Financial Officer.

     SECTION  3.06.  Vice  Presidents.  The Vice Presidents shall do and perform
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such  acts  and duties as may be assigned to them from time to time by the Board of  Directors,  the  Chairman  of  the  Board  or  the  President.

     SECTION  3.07.  Designations  of  CEO,  CFO and COO. The Board of Directors
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shall  from  time  to  time designate the persons, whether by name or title, who shall be the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and Chief Operating Officer ("COO") of the Corporation. The CEO shall have general supervision of the affairs of the Corporation subject to the control of the Board of Directors. Each of the CEO, the CFO and the COO shall have the power on behalf of the Corporation to execute and deliver all contracts, instruments, conveyances or documents and to affix the corporate seal thereto.

     SECTION  3.08.  Secretary.  The  Secretary  shall  keep  minutes  of  the
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proceedings  and the resolutions adopted at all meetings of the stockholders and the Board of Directors, and shall give due notice of the meetings of the stockholders and the Board of Directors. He or she shall have charge of the seal and all books and papers of the Corporation, and shall perform all duties incident to his or her office. In case of the absence or disability of the Secretary, his or her duties and powers may be exercised by such person as may be appointed by the Board of Directors or the Executive Committee.

     SECTION  3.09.  Delegation  of  Authority.  The Board of Directors may from
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time  to  time delegate the powers or duties of any officer to any other officer or  agent,  notwithstanding  any  other  provision  of  these  By-Laws.

     SECTION  3.10. Facsimile Signatures of Officers and Directors. Facsimile or
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electronic signatures of any officer or director may be used whenever authorized by  these  By-Laws  or  by  the  Board  of  Directors.

     SECTION  3.11.  Action with Respect to Securities of Other Entities. Unless
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otherwise prescribed by the Board of Directors, the Chief Executive Officer, the
President or Secretary (or any other officer designated by the Chief Executive Officer to act in their stead) shall have power and authority on the Corporation's behalf to attend (and to act and vote at) meetings of holders of securities of any entity in which the Corporation shall own or hold securities. At such meetings, the Chief Executive Officer, the President, Secretary or Chief Executive Officer's designee, as the case may be, shall possess (and may exercise) all rights and powers incident to the ownership or holding of such securities which the Corporation might have possessed and exercised. The Chief Executive Officer, the President, the Secretary or the Chief Executive Officer's designee may execute and deliver on the Corporation's behalf powers of attorney, proxies, consents, waivers, and other instruments relating to the securities owned or held by the Corporation.

                                   ARTICLE IV
                                   ----------
                                INDEMNIFICATION
                                ---------------

     SECTION  4.01.  Indemnification.  (a)  The  Corporation shall indemnify any
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person  who  was  or  is  a  party  or  is  threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in subsection (d) upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article IV.

     (f) The indemnification provided by this Article IV shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (g) The Board of Directors may authorize, by a vote of a majority of the full Board, the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article IV.

                                   ARTICLE V
                                   ---------
                                 CAPITAL STOCK
                                 -------------

     SECTION  5.01.  Share Certificates. Each certificate representing shares of
     -------------   ------------------
the Corporation shall be in such form as may be approved by the Board of Directors and, when issued, shall contain upon the face or back thereof the statements prescribed by the Delaware General Corporation Law and by any other applicable provision of law. Each such certificate shall be signed by the Chairman, Chief Executive Officer or President or a Vice President and by the Secretary, Chief Financial Officer or Treasurer or an Assistant Secretary. The signatures of said officers upon a certificate may be facsimile if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

     If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificates which the Corporation shall issue to represent such class or series of stock or there shall be set forth on the face or back of the certificates which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish, without charge to each stockholder who so requests, the designations, references and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any restriction imposed upon the transfer of shares or registration of transfer of shares shall be noted conspicuously on the certificate representing the shares subject to such restriction.

     SECTION  5.02.  Lost,  Destroyed  or  Stolen  Certificates.  No certificate
     -------------   ------------------------------------------
representing shares shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of an affidavit stating that such certificate has been lost, stolen, or destroyed and/or other evidence of such loss, destruction or theft as may be requested by the Board of Directors, and on delivery to the Corporation, if the Board of Directors shall so require, of a bond of indemnity in such amount, upon such terms and secured by such surety as the Board of Directors may in its discretion require.

     SECTION  5.03.  Transfer  of Shares. The shares of stock of the Corporation
     -------------   ------------------
shall be transferable or assignable on the books of the Corporation only by the person to whom they have been issued or his or her legal representative, in person or by attorney, and only upon surrender of the certificate or certificates representing such shares properly assigned. The person in whose name shares of stock shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

     SECTION  5.04.  Record  Dates.  For  the  purpose  of  determining  the
     -------------   -------------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other action, the Board may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

                                   ARTICLE VI
                                   ----------
                                 MISCELLANEOUS
                                 -------------

     SECTION  6.01.  Signing  of  Instruments.  All  checks,  drafts,  notes,
     -------------   ------------------------
acceptances, bills of exchange, and orders for the payment of money shall be signed in such manner and by such person or persons as may be authorized from time to time by the Board of Directors or by the by-laws.

     SECTION 6.02. Corporate Seal. The seal of the Corporation shall be in such
     ------------  --------------
form and shall have such content as the Board of Directors shall from time to time determine.

     SECTION  6.03.  Pro-Forma  Banking  and  Qualification  Resolutions.
     -------------   ---------------------------------------------------
Resolutions from time to time necessary or appropriate for the opening or maintenance by the Corporation of any account with any bank, trust company, or broker-dealer or for the qualification of the Corporation to do business under the laws of any state shall be effective and shall be adopted in the exact words of such pro-forma resolution as of the date of certification thereof so long as such resolutions shall be certified by the Secretary or an Assistant Secretary of the Corporation and filed with the permanent records of the resolutions of the Directors of the Corporation.


     SECTION  6.04.  Fiscal  Year.  The  Corporation's  fiscal year shall be the
     -------------   ------------
twelve calendar months ending December 31 in each year unless otherwise fixed by the Board of Directors.

     SECTION 6.05.  Time Periods.  Whenever these By-Laws require that an act be
     ------------   ------------
done or not be done a specified number of days prior to or after the occurrence of any event (or require that an act be done or not be done within a period of days prior to or after the occurrence of an event), calendar days shall be used, with the day of the doing of such act excluded and the day of the occurrence of such event included.

                                  ARTICLE VII
                                  -----------
                             AMENDMENTS OF BY-LAWS
                             ---------------------

     SECTION  7.01.  Amendments  by  Directors.  These  by-laws  may be altered,
     -------------   -------------------------
amended or repealed at any meeting, by vote of a majority of the Board of Directors, provided that notices of the proposed amendments shall have been sent by mail to all the Directors not less than three days before the meeting at which they are to be acted upon, or at any regular meeting of the Directors, by the unanimous vote of all the Directors present.

     SECTION  7.02.  Amendment  by  Stockholders.  New  Bylaws may be adopted or
     -------------   ---------------------------
these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote.